Long-Term Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-Term Debt
Long-term debt

Long-term debt	Dec. 31, 2013			Dec. 31, 2012
(in millions)	Rate	Maturity	Amount	Rate	Amount
Senior debt:
Fixed rate	0.70 - 6.92%	2014 - 2025	$13,946	0.70 - 6.92%	$13,184
Floating rate	0.05 - 1.10%	2014 - 2038	3,079	0.11 - 1.16%	1,979
Subordinated debt (a)	4.75 - 7.50%	2014 - 2033	2,514	4.75 - 7.50%	2,732
Junior subordinated debentures (a)	6.37%	2036	325	6.37 - 7.78%	635
Total			$19,864		$18,530

(a)	Fixed rate.

Total long-term debt that matures during the next five years for BNY Mellon is as follows: 2014 – $4.37 billion, 2015 – $3.65 billion, 2016 – $2.45 billion, 2017 – $1.25 billion and 2018 – $2.85 billion. At Dec. 31, 2013, subordinated debt of $300 million may be redeemable at our option in 2014.

Trust-preferred securities

At Dec. 31, 2013, a wholly owned subsidiary of BNY Mellon (the “Trust”) has issued cumulative Company-Obligated Mandatory Redeemable Trust Preferred Securities of Subsidiary Trust Holding Solely Junior Subordinated Debentures (“trust preferred securities”). The sole asset of this trust is junior subordinated deferrable interest debentures of BNY Mellon with maturities and interest rates that match the trust preferred securities. Our obligation under the agreement that relate to the trust preferred securities, the Trust and the debentures constitutes a full and unconditional guarantee by us of the Trust’s obligation under the trust preferred securities.

Additionally, at Dec. 31, 2013, we also owned Mellon Capital IV, whose sole assets were originally junior subordinated debentures and a stock purchase contract for preferred stock. Through a remarketing in May 2012, the junior subordinated debentures issued by BNY Mellon and held by Mellon Capital IV were sold to third party investors and then exchanged for BNY Mellon’s senior notes, which were sold in a public offering. The proceeds of the sale of the senior notes were used to fund the purchase by Mellon Capital IV of $500 million of BNY Mellon’s Series A preferred stock, which was issued on June 20, 2012. At Dec. 31, 2013, the Series A preferred stock was the sole asset of Mellon Capital IV. See Note 15 of the Notes to Consolidated Financial Statements for additional disclosures related to preferred stock, including the Series A preferred stock.

On June 14, 2013, BNY Mellon redeemed all outstanding 7.78% Trust Preferred Securities issued by BNY Institutional Capital Trust A (liquidation amount $1,000 per security and $300 million in aggregate).

The following tables set forth a summary of the trust preferred securities issued by the Trusts as of Dec. 31, 2013 and Dec. 31, 2012:

Trust preferred securities at Dec. 31, 2013 (dollar amounts in millions)	Amount of junior subordinated debentures	Interest rate	Assets of trust	Due date	Call date	Call price
MEL Capital III (a)	$330	6.37%	$325	2036	2016	Par
MEL Capital IV	—	—	500	—	—	—
Total	$330		$825

(a)	Amount was translated from Sterling into U.S. dollars on a basis of U.S. $1.65 to £1, the rate of exchange on Dec. 31, 2013.

Trust preferred securities at Dec. 31, 2012 (dollar amounts in millions)	Amount of junior subordinated debentures	Interest rate	Assets of trust	Due date	Call date	Call price
BNY Institutional Capital Trust A	$300	7.78%	$309	2026	2006	101.56%
MEL Capital III (a)	323	6.37%	316	2036	2016	Par
MEL Capital IV	—	—	500	—	—	—
Total	$623		$1,125

(a)	Amount was translated from Sterling into U.S. dollars on a basis of U.S. $1.62 to £1, the rate of exchange on Dec. 31, 2012.